                                                                    EXHIBIT 99.2

   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
             OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Michael J. Nolan, state and attest that:

(1) to the best of my knowledge, based upon a review of the covered reports of United Rentals, Inc., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . Annual Report on Form 10-K for the year ended December 31, 2001 of United Rentals, Inc.;

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of United Rentals, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     .    any amendments to any of the foregoing.


         /s/ Michael J. Nolan
         ---------------------
         Michael J. Nolan
         August 14, 2002


                                                      Subscribed and sworn to
                                                      before me this 14th day of
                                                      August, 2002.

                                                      /s/ Sandy L. Spring
                                                      --------------------------
                                                      Notary Public
                                                      My commission expires:
                                                      February 28, 2003